SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2003

MICROSTRATEGY INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Delaware	0-24435	51-0323571
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification No.)

1861 International Drive McLean, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

(703) 848-8600
Registrant’s telephone number, including area code:

(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure.

On January 30, 2003, MicroStrategy Incorporated (the “Company”) issued a press release announcing the Company’s financial results for the quarter ended December 31, 2002 and providing additional outlook and financial guidance information. A copy of this press release has been furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this report is being furnished pursuant to Regulation FD. In accordance with General Instruction B.2. of Form 8-K, the information in this report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The furnishing of the information set forth in this report is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

Exhibit	Description

99.1	Press release regarding the Company’s fourth quarter financial results, dated as of January 30, 2003

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2003	MicroStrategy Incorporated (Registrant)

	By:	/s/ ERIC F. BROWN
	Name:	Eric F. Brown
	Title:	President and Chief Financial Officer

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